UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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NVE Corporation

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11409 Valley View Road Eden Prairie, MN 55344-3617 www.nve.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 14, 2006

Dear shareholders:

The Annual Meeting of Shareholders of NVE Corporation will be held at the SpringHill Suites by Marriott, 11552 Leona Road, Eden Prairie, Minnesota, 55344, on Monday, August 14, 2006 at 3:30 p.m. Central Daylight Time, for the following purposes:

1.                  To elect five directors to serve until the next Annual Meeting of Shareholders.

2.                  To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Accompanying this Notice are a Proxy, Proxy Statement and a copy of our Annual Report for the fiscal year ended March 31, 2006. You are cordially invited to attend this Annual Meeting. Only shareholders of record at the close of business on June 16, 2006 are entitled vote at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, you can vote your shares via the internet or by telephone by following the instructions in this Proxy Statement. If you are voting by mail, please complete, date, and sign the enclosed proxy and mail it promptly in the enclosed envelope.

Sincerely,

/s/ CURT A. REYNDERS
Curt A. Reynders
Secretary

June 30, 2006

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS, AUGUST 14, 2006

TABLE OF CONTENTS

GENERAL INFORMATION
Annual Meeting Admission
“Householding” of Documents
Other Matters and Proposals of Shareholders
Shareholder Communications With the Board and Director Attendance at Annual Meetings
VOTING INFORMATION
Solicitation and Revocability of Proxies
VOTING METHODS
By Mail
By Internet
By Telephone
Electronic Delivery of Future Annual Meeting Materials
OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT
Security Ownership Table
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL 1. ELECTION OF BOARD OF DIRECTORS
THE BOARD, BOARD COMMITTEES, AND MEETINGS
Director Independence
Meeting Attendance
Committees of the Board of Directors
The Audit Committee
The Compensation Committee
The Nominating/Corporate Governance Committee
Director Qualifications
Shareholder Nominees
Compensation of Our Directors
EXECUTIVE COMPENSATION
Executive Officers of the Company
Summary Compensation Table
Option Grants During Fiscal 2006
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
Employment Agreements
Report of the Compensation Committee
Summary Compensation Table/Tally Sheet for Named Executive Officer
STOCK PRICE PERFORMANCE GRAPH
FEES BILLED TO US BY ERNST & YOUNG AND AUDIT COMMITTEE PRE-APPROVAL POLICIES
Fees Billed to Us by Ernst & Young During Fiscal 2006 and 2005
Audit Fees
Tax Fees
All Other Fees
Audit Committee Pre-Approval Policy
REPORT OF THE AUDIT COMMITTEE
ANNUAL REPORT
MAP TO THE 2006 ANNUAL MEETING

i

11409 Valley View Road Eden Prairie, MN 55344-3617 www.nve.com

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS, AUGUST 14, 2006

GENERAL INFORMATION

This Proxy Statement is furnished to shareholders of NVE Corporation, a Minnesota corporation (“NVE” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of shareholders to be held on Monday, August 14, 2006 at 3:30 p.m. Central Daylight Time at the SpringHill Suites by Marriott, 11552 Leona Road, Eden Prairie, Minnesota, 55344, and at any adjournment thereof (the “2006 Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first distributed to our shareholders on or about July 5, 2006.

Annual Meeting Admission

Proof of ownership (such as a recent brokerage statement or letter from your broker) and a form of photo identification are required for admission to the 2006 Annual Meeting.

“Householding” of Documents

We are sending only one annual report and proxy statement to eligible shareholders who share a single address unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. If a registered shareholder residing at an address with other registered shareholders wishes to receive a separate annual report or proxy statement in the future, he or she may contact Curt A. Reynders, our Secretary, at telephone number (952) 829-9217, or by mail to the address at the top of this page. You can also request delivery of single copies of our documents if you are receiving multiple copies.

Other Matters and Proposals of Shareholders

Our Board is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the 2006 Annual Meeting. If, however, other matters do properly come before the 2006 Annual Meeting, the persons named in our proxy card intend to vote the proxied shares in accordance with their best judgment on those matters. If any matters properly come before the shareholders at our 2006 Annual Meeting, but we did not receive notice of it prior to March 14, 2006, the persons named in our proxy card for the 2006 Annual Meeting will have the discretion to vote the proxied shares on such matters in accordance with their best judgment.

Proposals of shareholders intended to be presented at our next annual meeting of shareholders must be received by our Secretary at our executive offices in Eden Prairie, Minnesota, no later than March 10, 2007 for inclusion in our proxy statement and proxy relating to that annual meeting. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Upon receipt of any such proposal, we will determine whether or not to include such proposal in our proxy statement and proxy in accordance with regulations governing the solicitation of proxies. Shareholders who intend to present a proposal at our next annual meeting of shareholders without including such proposal in our proxy statement must provide us with notice of such proposal no later than March 10, 2007. NVE reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Shareholder Communications With the Board and Director Attendance at Annual Meetings

Shareholders and others who wish to communicate with our board as a whole or any individual director, may write to them at the address at the top of this page. The Secretary will forward any such written communication to the Board, or if indicated, to a specified individual member of the Board, unless the written communication is (i) a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication or a communication not related to the responsibilities or duties of the Board, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication; or (ii) a request for information about the company, a stock-related matter or any other matter that does not appear to require direct attention by the Board or any individual director, in which case the Secretary will attempt to handle the inquiry or request directly. All such communications will be kept confidential to the extent possible.

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of shareholders, but we encourage our directors to attend. All but one of our directors attended our 2005 Annual Meeting.

VOTING INFORMATION

Only shareholders of record at the close of business on June 16, 2006 are entitled to execute proxies or to vote at the 2006 Annual Meeting. As of that date there were outstanding 4,616,703 shares of our common stock, $0.01 par value per share (“Common Stock”). Each holder of Common Stock is entitled to one vote for each share of Common Stock held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the 2006 Annual Meeting. A majority of the outstanding shares of Common Stock entitled to vote are required to constitute a quorum at the 2006 Annual Meeting. The affirmative vote of a plurality of the voting power of the Common Stock present, in person or by proxy, and entitled to vote at the 2006 Annual Meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the 2006 Annual Meeting, but will not be counted toward determining if a majority of the Common Stock present has voted affirmatively.

Solicitation and Revocability of Proxies

We will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by our directors, officers, and regular employees personally or by telephone, but these people will not be specifically compensated for those services.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it either by submitting a new proxy card or by completing a ballot at the meeting at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the 2006 Annual Meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposal 1 described herein.

VOTING METHODS

If you are a shareholder of record, you may vote your shares by mail. If you are a shareholder through a broker or bank, you may vote your shares by mail, by internet, or by telephone. You may also revoke your proxy at any time before the 2006 Annual Meeting. The internet and telephone voting methods are available 24 hours a day until 11:59 p.m., Eastern Daylight Time, on August 13, 2006. To vote:

By Mail

•              Mark your selections on the proxy card.

•              Date and sign your name exactly as it appears on your proxy card.

•     Mail the proxy card in the enclosed postage-paid envelope.

By Internet

•              Go to the Website specified on your proxy card or electronic notification, 24 hours a day, seven days a week.

•              Enter the control number and Personal Identification Number (PIN) (if required) as shown on your proxy card or electronic notification.

•     Complete the electronic ballot and submit your voting instructions.

By Telephone

•              From a touch-tone telephone, call the toll-free number printed on your proxy card or electronic notification, 24 hours a day, seven days a week.

•              Enter the control number shown on your proxy card or electronic notification.

•     Follow the simple recorded instructions.

Electronic Delivery of Future Annual Meeting Materials

If you hold shares through a broker or bank, you may be able to specify electronic delivery of proxy materials. Generally, brokers and banks offering this choice require that shareholders vote through the internet in order to enroll. As with all internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at www.nve.com/company/AR06.

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

Security Ownership Table

The following table sets forth certain information as of June 16, 2006 with respect to our Common Stock beneficially owned by (i) each person known by us to beneficially own more than five percent of our Common Stock, (ii) each director and nominee for director, (iii) each named executive officer set forth in the compensation table, and (iv) all of the directors, director nominees, and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

Name	Address	Shares Owned		Percent
PowerShares Capital Management LLC	301 West Roosevelt Rd.	248,343	(1)	5.4%
	Wheaton, IL 60187

Daniel A. Baker	11409 Valley View Rd.	208,837	(2)	4.3%
President and CEO; Director	Eden Prairie, MN 55344

James M. Daughton	11409 Valley View Rd.	108,400	(3)	2.3%
Chief Technology Officer; Director	Eden Prairie, MN 55344

Curt A. Reynders	11409 Valley View Rd.	27,000	(4)	*
Chief Financial Officer	Eden Prairie, MN 55344

Terrence W. Glarner	3600 IDS Center	17,600	(5)	*
Director	Minneapolis, MN 55402

Robert H. Irish	c/o NVE Corporation	12,800	(4)	*
Director	11409 Valley View Rd.
	Eden Prairie, MN 55344

Patricia M. Hollister	3455 Lyman Blvd.	8,000	(4)	*
Director	Chaska, MN 55318

James D. Hartman	c/o NVE Corporation	0		*
Director nominee	11409 Valley View Rd.
	Eden Prairie, MN 55344

All directors, director nominees, and
executive officers as a group (7 persons)		382,637		7.8%

*                    Less than 1%

(1)             Based on information contained in Form 13F-HR for the quarter ended March 31, 2006, filed with the SEC on May 25, 2006.

(2)             Includes 200,000 shares issuable upon the exercise of options that are currently exercisable.

(3)             Includes shares owned jointly by Dr. Daughton and his spouse.

(4)             Consists solely of shares issuable upon the exercise of options that are currently exercisable.

(5)             Includes 17,000 shares issuable upon the exercise of options that are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us during, or with respect to, the fiscal year ended March 31, 2006 (fiscal 2006), all reports were filed with the SEC on a timely basis.

PROPOSAL 1. ELECTION OF BOARD OF DIRECTORS

There are five nominees to the Board this year, and their biographical information is provided below. All directors are to be elected at the 2006 Annual Meeting to serve until the 2007 annual meeting of shareholders. All of the nominees for election as directors are presently directors of the Company except Mr. Hartman. Mr. Hartman was recommended as a director nominee by our CEO and evaluated by the Board.

The Board has no reason to believe that any of the nominees will be unable to serve as a director. The individuals named as proxies intend to vote for the nominees listed in this proxy statement. If any nominee should be unable to serve as a director, the individuals named as proxies intend to vote for the election of such person or persons as the Board may, in its discretion, recommend. The affirmative vote of a plurality of the voting power of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect each director.

The Board unanimously recommends a vote FOR each of the director-nominees.

Nominee and Principal Occupation	Age	Director Since
Terrence W. Glarner, President, West Concord Ventures, Inc.	63	1999
Daniel A. Baker, President and CEO, NVE Corporation	48	2001
James D. Hartman, Chairman of the Board, Enpath Medical, Inc.	60	N/A
Patricia M. Hollister, Chief Financial Officer, FSI International, Inc.	46	2004
Robert H. Irish, Retired	67	1992

Terrence W. Glarner has been a director since 1999 and Chairman of the Board since January 2001. Since 1993, Mr. Glarner has been President of West Concord Ventures, Inc., a venture capital company. Prior to starting West Concord Ventures, Mr. Glarner was the President of North Star Ventures, Inc. from 1988 to 1993, a firm which he joined in 1976. From 1968 to 1976, Mr. Glarner was a Securities Analyst and Vice President in the Research Department of Dain Bosworth, Inc. Mr. Glarner has a B.A. in English from the University of St. Thomas, a J.D. from the University of Minnesota School of Law and is a Chartered Financial Analyst. Mr. Glarner supervised investments in approximately 100 small companies during his involvement with North Star Ventures. Mr. Glarner currently serves as a director of the following publicly-held companies: Aetrium Inc., Bremer Financial Corporation, and FSI International, Inc.

Daniel A. Baker has been a director and the President and Chief Executive Officer since January 2001. From 1993 until joining NVE he was President and CEO of Printware, Inc., now known as Printware LLC, which manufactures and markets high-speed imaging systems. Dr. Baker has nearly 30 years of experience in high-tech industry, including executive positions with Minntech Corporation and Percom Data Corporation. Dr. Baker has Ph.D. and M.S. degrees in engineering from the University of Minnesota, an M.B.A. from the University of Minnesota, and a B.S. in engineering from Case Western Reserve University.

James D. Hartman is Chairman of the Board of Directors of Enpath Medical, Inc. Enpath is a medical products company engaged in the designing, developing, manufacturing, and marketing of products and accessories to the cardiac rhythm management, neuromodulation, and interventional radiology markets. In addition to being Enpath Chairman of the Board, a position he has held since October 2003, Mr. Hartman was Enpath’s Chief Executive Officer from February 1996 until his retirement from that position on January 16, 2006; Chief Financial Officer from 1991 until May 2006; President from February 1995 through October 2003; and Executive Vice President from April 1993 until February 1995. Prior to joining Enpath in 1991, Mr. Hartman was Vice President-Finance for Viking Electric Supply, Inc., a distributor of electrical supplies and tools based in the Minneapolis, Minnesota area. Mr. Hartman holds an accounting degree from the University of Wisconsin-Eau Claire and an M.B.A. from the University of St. Thomas.

Patricia M. Hollister has been a director since 2004. Since 1998 she has been the Chief Financial Officer of FSI International, Inc., a company that designs, manufactures, markets and supports equipment used in the fabrication of microelectronics. Prior to joining FSI in 1995, Ms. Hollister was employed by KPMG LLP, where she served for over 12 years on various audit and consulting engagements, most recently as a Senior Manager. Ms. Hollister is a director of various FSI-owned foreign subsidiaries.

Robert H. Irish has been a director since 1992. Mr. Irish has been retired since 2003. He was an information technology consultant from 1999 to 2003. From 1994 to 1999 he held various sales and sales management positions at Compuware and Prodea Software. From 1988 to 1994, Mr. Irish acted as a consultant and co-investor with Norwest Venture Partners. From 1981 to 1988, he was the Executive Vice President of Centron DPL, responsible for technical marketing, product marketing and research and development. Mr. Irish worked at IBM in management, sales and systems from 1966 to 1981. Mr. Irish attended Rensselaer Polytechnic Institute and received a B.S. in Physics from Syracuse University.

THE BOARD, BOARD COMMITTEES, AND MEETINGS

Director Independence

Our Board has determined that Mr. Glarner, Mr. Hartman, Ms. Hollister, and Mr. Irish are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers (NASD) listing standards.

Meeting Attendance

Our Board met six times in fiscal 2006. Each director attended at least 75% of the meetings of the board and of the committees on which they serve.

Committees of the Board of Directors

The Board has three standing committees, the Audit, Compensation, and Nominating/Corporate Governance committees.

The Audit Committee

The Audit Committee currently consists of Ms. Hollister, Mr. Glarner, and Mr. Irish. If he is elected to our Board at the 2006 Annual Meeting, we expect Mr. Hartman to replace Mr. Irish on the Audit Committee. The Audit Committee met six times in fiscal 2006. The committee is governed by a written charter, which is included in the “Investors” section of NVE’s Website (www.nve.com). The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board and our shareholders. Our Board has determined that Ms. Hollister, Mr. Glarner, and Mr. Hartman each meet the criteria of “audit committee financial experts” under Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. Furthermore, the Board has determined that each member or proposed member of the committee is “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and under Rule 10A-3, Listing Standards Relating to Audit Committees, promulgated by the SEC. The Report of the Audit Committee, including a description of the functions of the committee, is included in this Proxy Statement.

The Compensation Committee

The Compensation Committee currently consists of Mr. Glarner, Ms. Hollister, and Mr. Irish. The Compensation Committee reviews and sets compensation guidelines for executive officers and other senior management, and the composition and levels of participation in incentive compensation and fringe benefits for all employees. In addition, the committee oversees administration of our 2000 Stock Option Plan, as amended. No member of the Compensation Committee is or has been an officer of NVE. The committee met three times in fiscal 2006. We have no compensation committee interlocks—that is, none of our officers serves as a director or a compensation committee member of a company that has an officer or former officer serving on our Board or Compensation Committee.

The Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee currently consists of Mr. Glarner, Ms. Hollister, and Mr. Irish, each of whom has been determined to be independent as defined by NASD Rule 4200(a)(15). The Committee’s functions include selection of candidates for our Board, select members of various committees and address corporate governance matters. The Nominating/Corporate Governance Committee met six times in fiscal 2006. The Committee does not operate under a formal charter.

Our process for identifying and evaluating candidates to be nominated to the Board starts with an evaluation of a candidate by the Nominating/Corporate Governance Committee and CEO. Candidates can be forwarded to the Nominating/Corporate Governance Committee by members of our Board or our CEO. The committee recommends to the Board the slate of directors to serve as management’s nominees for election by the shareholders at the Annual Meeting. The Committee will also consider candidates recommended by shareholders. To date we have not engaged any third party to assist in identifying or evaluating potential nominees.

Director Qualifications

In evaluating candidates, the Board will require that candidates possess, at a minimum, a desire to serve on the Company’s Board, an ability to contribute to the effectiveness of the Board, an understanding of the function of the board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the Board would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies. Collectively, the composition of the Board must meet the listing requirements of the NASDAQ Stock Market, where our Common Stock is listed. In evaluating any candidate for director nominee, the Board will also evaluate the contribution of the proposed nominee toward compliance with the NASDAQ Stock Market listing standards.

Shareholder Nominees

Shareholder proposals for nominations to the Board should be submitted to the Nominating/Corporate Governance Committee at our offices, 11409 Valley View Road, Eden Prairie, Minnesota, 55344. To be considered by the Board for nomination at the next succeeding annual meeting, nominations must be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice of the preceding year’s annual meeting. Shareholders’ nominations must provide for each nominee: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the number of shares of our stock owned by the person; (iv) the written and acknowledged statement of the person that such person is willing to serve as a director; and (v) any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, if the candidate had been nominated by or on behalf of the Board. No shareholders submitted director nominations in connection with this year’s meeting.

Compensation of Our Directors

Directors receive no cash compensation for their service on our Board. Non-employee directors automatically receive a nonqualified option to purchase 6,000 shares of Common Stock upon initial election and 2,000 shares of Common Stock on each reelection to the Board.

EXECUTIVE COMPENSATION

Executive Officers of the Company

We currently have three executive officers, Daniel A. Baker, Curt A. Reynders, and James M. Daughton. Dr. Daughton is retiring as an officer of the corporation effective the date of the 2006 Annual Meeting. Information about Dr. Baker can be found under “Proposal 1. Election of Board of Directors.” Information about Mr. Reynders and Dr. Daughton is as follows:

Curt A. Reynders, age 43, has been NVE’s Treasurer and Chief Financial Officer since January 2006. From 2001 until his promotion to Chief Financial Officer, Mr. Reynders was our controller. Before joining NVE he served in various accounting, auditing and accounting management positions with public accounting and industry firms. Mr. Reynders earned a B.S. in Accounting and Economics from Morningside College.

James M. Daughton, age 69, has been a director since our inception in 1989 and Chief Technology Officer since January 2001. He is not standing for re-election to our Board and plans to retire as Chief Technology Officer effective August 14, 2006 and although we expect to continue to employ him on a part-time basis. Dr. Daughton served as our Chairman of the Board and CEO from 1991 to January 2001. From 1974 to 1989, he held various research and product development positions at Honeywell, Inc., including Vice President of The Solid State Development Center. From 1964 to 1974, he developed magnetic and semiconductor memory devices at IBM Corporation. Dr. Daughton holds a doctorate in electrical engineering from Iowa State University and is an adjunct professor of physics at the University of Minnesota.

Summary Compensation Table

The following table indicates the compensation paid in each of the past three fiscal years to our CEO who was the only executive officer whose total annual salary and bonus for fiscal 2006 exceeded $100,000 (“Named Executive Officers”):

				Long-Term
				Compensation
		Annual Compensation		Awards
	Fiscal Year			Securities
Name and	Ended			Underlying
Principal Position	March 31	Salary ($)	Bonus ($)	Options (#)
Daniel A. Baker	2006	133,000	69,977	25,000
President and CEO	2005	176,923	10,604	105,000
	2004	190,000	40,000	—

Option Grants During Fiscal 2006

The following table provides information concerning individual grants of stock options made during fiscal 2006 to the Named Executive Officer. All options were granted under our 2000 Stock Option Plan, as amended. The options are vested and may be exercised at any time prior to expiration. The exercise price was not less than fair market value at the date the options were granted.

	Number of	% of Total			Potential Realizable Value
	Securities	Options			at Assumed Annual Rates
	Underlying	Granted to	Exercise or		of Stock Price Appreciation
	Options	Employees in	Base Price	Expiration	for Option Term
Name	Granted	Fiscal Year	Per Share	Date	5%	10%
Daniel A. Baker	25,000	50%	$14.76	8/24/2015	$232,062	$588,091

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table indicates the exercise of stock options during fiscal 2006 by the Named Executive Officer:

			Number of Securities	Value of Unexercised
			Underlying	in-the-Money Options
	Number of		Unexercised Options	Held at
	Shares		Held at March 31,	March 31, 2006
	Acquired on	Value	2006 (Exercisable/	(Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable) (#)(1)	Unexercisable) ($)(2)
Daniel A. Baker	0	0	200,000 / 0	692,440 / 0

(1)             These amounts represent the total number of shares subject to stock options held by the Named Executive Officer at March 31, 2006. The options were granted on various dates during the years 2001 through 2006.

(2)             Based on the closing price of the Common Stock at March 31, 2006 of $16.02 per share less the exercise price of the options. All options were granted at the market price of the stock at the grant date. The in-the-money stock option exercise prices are $6.578 and $14.76.

Equity Compensation Plan Information

The following table summarizes Common Stock that may be issued as of March 31, 2006 on the exercise of options under our 2000 Stock Option Plan, as amended:

	Number of		Number of Securities
	Securities to be	Weighted-Average	Remaining Available for
	Issued Upon	Exercise Price of	Further Issuance Under
	Exercise of	Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants	(Excluding Securities
	Warrants and Rights	and Rights	Reflected in Column (A))
Plan Category	(A)	(B)	(C)
Equity compensation plans approved by security holders	312,130	$14.47	198,230

Equity compensation plans not approved by security holders	—	—	—

Total at March 31, 2006	312,130	$14.47	198,230

Employment Agreements

We have an employment agreement with Dr. Baker, our CEO, which set his initial salary and contains non-competition, confidentiality and assignment of invention provisions benefiting the Company. The agreement may be terminated by either Dr. Baker or us upon thirty days written notice. In addition, we may terminate Dr. Baker’s employment for cause or upon his death or incapacity. We have agreement with Mr. Reynders, our CFO, relating to non-competition, confidentiality and assignment of invention provisions benefiting the Company. We also entered into a verbal agreement with Mr. Reynders on January 16, 2006 providing for an initial salary of $95,000 per year.

Report of the Compensation Committee

The Compensation Committee reviews and sets compensation guidelines for executive officers and other senior management, and the composition and levels of participation in incentive compensation and fringe benefits for all employees. In addition, we oversee administration of the Company’s 2000 Stock Option Plan, as amended.

We are guided by the following principles: (i) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel, and (ii) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers’ annual compensation, we consider the overall performance of the Company, as well as the manager’s position and performance.

Senior managers have the opportunity to receive cash bonuses based on individual and Company performance. Bonuses (if any) will be given at the discretion of the Board.

We provide long-term incentives to our senior managers, and tie a portion of executive compensation to Company performance through grants of stock options under our 2000 Stock Option Plan, as amended. In fiscal 2006, Dr. Baker was granted options to purchase 25,000 shares for his services as President and CEO, to reward him for past performance, to provide an additional incentive for future performance, and in consideration of a voluntary reduction in salary.

The Company’s CEO and certain other managers were paid reduced salaries in fiscal 2006 in consideration of equity and performance-based compensation. This reduced our overhead and, we believe, provided incentives to improve shareholder value. In accordance with this practice, Dr. Baker’s salary was reduced for fiscal 2006 and 2005, and was set at $114,000 per year effective April 1, 2006.

Tally Sheet and Determination of the Mix of Compensation Components

We consider the full range of pay components, including, but not limited to, the desired mix of equity, salary, and performance-based compensation, goals for distribution of awards throughout the Company, how executive pay relates to the pay of other employees, recent compensation history, and perks. The Compensation Committee has reviewed all components of the CEO’s compensation as set forth in the following Summary Compensation Table/Tally Sheet:

Summary Compensation Table/Tally Sheet for Named Executive Officer

Effective April 1, 2006 for Fiscal Year Ending March 31, 2007

Daniel A. Baker
President and CEO
Salary	$114,000 per year

Bonus	Not determined
Equity and Long-Term Incentive Compensation	None
Accumulated Realized and Unrealized Stock Option Gains	No value realized; 200,000 shares unexercised; see table titled “Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values” for value of unexercised options
Accumulated Realized and Unrealized Restricted Stock Gains	N/A
Deferred Compensation	None
(SERP) Supplemental Executive Retirement Plan	None

EMPLOYMENT AGREEMENT
Employment Term	At will
Evergreen Renewal Provisions	N/A
Change in Control Provisions	None
Golden Parachute Payments	None
Gross-up Provisions	N/A
Termination Payment Scenarios
a) All scenarios including voluntary quit; normal or early retirement	Cash out of up to 8 1/2 weeks of accrued but unpaid vacation
b) Involuntary termination, involuntary or “good reason” termination following change in control, or involuntary termination for “cause”	No obligation for severance payment, or for benefit continuation other than as required by the Consolidated Omnibus Budget Reconciliation Act (COBRA)

PERKS
Health Insurance for Executive and Family Members	Same as other employees
Life Insurance Benefits	Same as other employees
401(k) match	3% maximum (same as other employees)
Automobile Allowance	None
Personal Travel Benefit for Executive and Family Members	None
Company Corporate Aircraft Use	N/A
First/Business Class Air Travel Policy	None
Tax & Estate Planning Benefits	None
Employee Stock Purchase Plan	None
Other (every type)	None

Each of us found that CEO compensation was reasonable and not excessive.

COMPENSATION COMMITTEE MEMBERS

Terrence W. Glarner
Patricia M. Hollister
Robert H. Irish

STOCK PRICE PERFORMANCE GRAPH

The graph and table below compare the performance of our Common Stock to the cumulative five-year performance of the Russell Microcap™ Index and the Merrill Lynch Nanotech Index. NVE is included in both indices. The Russell Microcap Index is value-weighted and includes only common stocks belonging to corporations incorporated in the U.S. and its territories. The Merrill Lynch Nanotech Index is quoted on the American Stock Exchange under the symbol NNZ. Data for the Merrill Lynch Nanotech Index are not available prior to December 31, 2001, so the Merrill Lynch Nanotech Index data for 2001 is as of December 31, 2001. Beginning January 22, 2003, our Common Stock has been traded on The NASDAQ Capital Market, formerly known as The NASDAQ SmallCap Market. Prior to January 22, 2003, our Common Stock was quoted on the Over-the-Counter Bulletin Board. Our Common Stock data are adjusted for the effect of a one-for-five reverse split that was effective November 22, 2002. The chart and table assume $100 was invested on March 31, 2001 in each of our Common Stock and the Russell Microcap Index, and December 31, 2001 in the Merrill Lynch Nanotech Index, with reinvestment of dividends.

Comparison of Five-Year Cumulative Total Return

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has audited our financial statements annually since our 2001 fiscal year, including our financial statements for fiscal 2006. Representatives of Ernst & Young are expected to be present at our 2006 Annual Meeting and will have the opportunity to make a statement if they wish to do so. We also expect that they will be available to respond to appropriate questions.

FEES BILLED TO US BY ERNST & YOUNG AND AUDIT COMMITTEE PRE-APPROVAL POLICIES

Fees Billed to Us by Ernst & Young During Fiscal 2006 and 2005

Audit Fees

We incurred total fees of $59,000 and $46,750 relating to the audits of the March 31, 2006 and 2005 financial statements, review of the financial statements included in fiscal 2006 and 2005 quarterly reports on Forms 10-Q and 10-QSB, and other matters directly relating to the fiscal 2006 and 2005 audits and the filing of our annual reports on Forms 10-K and 10-KSB for the years ended March 31, 2006 and 2005.

Audit-Related Fees

We incurred no fees for audit-related services in fiscal 2006 or 2005.

Tax Fees

Fees billed to us by Ernst & Young during fiscal 2006 and 2005 for tax compliance totaled $8,025 and $9,088.

All Other Fees

No other fees for services were billed to us by Ernst & Young during fiscal 2006. During fiscal 2005, $7,500 in fees were billed to us by Ernst & Young for Sarbanes-Oxley Section 404 advisory services.

Audit Committee Pre-Approval Policy

Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require audit committees of public companies to pre-approve audit and permissible non-audit services provided by their independent auditors. During the fiscal year, in the event it becomes necessary to engage the independent auditor for additional services not contemplated in the original pre-approval, the Company will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The pre-approval policy requires the Audit Committee to be informed of each service performed by the independent auditor, and the policy does not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee as a whole at its next scheduled meeting.

The Audit Committee approved all of the services described in the section above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees NVE’s financial reporting process on behalf of the Board. We act under a written charter, which has been amended to be consistent with the provisions of the Sarbanes-Oxley Act of 2002 as well as related rules issued by The NASDAQ Stock Market. The Audit Committee consists of three members, all of whom have been determined by the Board to be independent under the rules of the Securities and Exchange Commission and The NASDAQ Stock Market. A copy of our charter is included in the “Investors” section of the Company’s Website (www.nve.com).

Management has the primary responsibility for the financial statements and the reporting process, including maintaining a system of internal controls disclosures and procedures. We are directly responsible for the appointment, compensation, retention, oversight, and termination of the company’s independent auditors. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The Audit Committee does not prepare financial statements or conduct audits.

In connection with the March 31, 2006 audited financial statements, we have reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements, including discussions about critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, and the reasonableness of significant judgments. We have discussed with the independent auditors the items that are required to be discussed under applicable professional auditing standards and regulations, including items required to be communicated by the independent auditors in accordance with AICPA SAS 61 and discussions about the quality of the financial statements and clarity of the related disclosures. We have also reviewed and considered the written disclosures and the letter received from Ernst & Young LLP, as required by Independence Standards Board Standard No. 1, including a discussion about their independence from the Company and management.

Based on the reviews and discussions above, we recommended to the Board that the audited financial statements for the year ended March 31, 2006 be included in the Company’s Annual Report on Form 10-K, which is filed with the SEC. The Board approved our recommendation.

AUDIT COMMITTEE MEMBERS

Patricia M. Hollister
Terrence W. Glarner
Robert H. Irish

ANNUAL REPORT

A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2006, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. The Annual Report includes our annual report on Form 10-K as filed with the Securities and Exchange Commission on May 22, 2006. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material. We will provide without charge to each person receiving a copy of this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K. Such written requests should be addressed to Curt A. Reynders, our Secretary, at the address on the cover page of this Proxy Statement.

By Order of the Board of Directors

/s/ CURT A. REYNDERS
Curt A. Reynders
Secretary

June 30, 2006

Map to NVE Corporation
2006 Annual Meeting
August 14, 2006, 3:30 p.m.

P R O X Y

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, a holder of common stock of NVE Corporation (the “Company”), hereby appoints Curt A. Reynders and Daniel A. Baker, and each of them, the proxy of the undersigned, with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on August 14, 2006 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE,THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE FOR VOTING INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.                  To elect five directors to serve until the next Annual Meeting of Shareholders.

01	Terrence W. Glarner	04	Patricia M. Hollister
02	Daniel A. Baker	05	Robert H. Irish
03	James D. Hartman

☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

Instructions: To withhold authority to vote for any nominee, strike a line through the name(s).

2.                  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting, dated June 30, 2006, relating to the Annual Meeting. Date_____________________

Signature(s) in Box

Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.